UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 27, 2013

Gladstone Land Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-35795	54-1892552
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive , Suite 100, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	7032875893

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

On January 3, 2014, Gladstone Land Corporation (the "Company") filed a Current Report on Form 8-K (the "Original 8-K") stating that financial statements required by Item 9.01 (a) and pro forma financial information required by Item 9.01 (b) with respect to the acquisition described in Item 2.01, would be filed by an amendment to the Original 8-K no later than March 15, 2014. Subsequent to the filing of the Original 8-K and upon further analysis, the Company determined that it is not required to file such financial statements under Item 9.01(a) or (b) because there was no prior rental history on the acquired property. Accordingly, the Company hereby amends the Original 8-K filed on January 3, 2014 to eliminate references to the subsequent filing of financial statements and pro forma financial information relating to the acquisition.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Land Corporation

February 5, 2014	By:	/s/Danielle Jones

Name: Danielle Jones
Title: Chief Financial Officer & Treasurer